                                                                   EXHIBIT 10.21
                           DISTRIBUTORSHIP AGREEMENT


     This Agreement, made and entered into to be effective as of the 19th day of March, 1998 by and between:

                                MATRITECH, INC.
                               330 Nevada Street
                                Newton, MA 02160

a corporation organized under the laws of the state of Delaware, hereinafter referred to as SUPPLIER; and

                   CURTIS MATHESON SCIENTIFIC, A DIVISION OF
                        FISHER SCIENTIFIC COMPANY L.L.C.
                                 2000 Park Lane
                              Pittsburgh, PA 15275

a company organized under the laws of the state of Delaware, hereinafter referred to as DISTRIBUTOR.

                                   WITNESSETH

     WHEREAS, SUPPLIER desires to sell and/or market its products through the use of a distributor, and

     WHEREAS, DISTRIBUTOR desires to purchase the SUPPLIER's products for resale to customers; and

     WHEREAS, the parties desire to enter into a distributorship agreement governing their relationship;

     NOW, THEREFORE, in consideration of the mutual terms and conditions set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.  PRODUCT

    1.1 Products: The Products covered by this Agreement are those products set
        --------
forth and attached hereto in Exhibit A ("Products"), manufactured by or for SUPPLIER, together with accessories, parts and components necessary for their maintenance and repair. Exhibit A may be amended from time to time by mutual consent of the parties.

    1.2 Improved or Updated Products: SUPPLIER shall offer to DISTRIBUTOR in
        ----------------------------
writing the right to distribute any improved or updated Products developed by SUPPLIER during the term of this Agreement on the same terms as set forth herein. For any period during which the arrangement between the parties for distribution of any Products is exclusive, DISTRIBUTOR shall accept distribution rights with respect to improved or updated Products, if at all, in writing, within sixty (60) days after SUPPLIER advises DISTRIBUTOR of the availability of such improved or updated Products. In the event DISTRIBUTOR elects not to exercise such right as to all or any of the products so offered by SUPPLIER within such period, SUPPLIER may distribute any such rejected improved or updated products to any third party on terms no more advantageous than those offered to DISTRIBUTOR.

      1.3 Shelf Life: SUPPLIER represents and warrants that all Products with a
          ----------
limited shelf life have been so indicated on Exhibit A with the useful life of each Product stated in months from the date of manufacture.

      1.4 MSDS: SUPPLIER shall provide required Material Safety Data Sheets for
          ----
any Product containing hazardous chemicals as required by Federal, state or local law.

2.  GRANT OF RIGHTS

    2.1 DISTRIBUTOR's Distribution Rights: SUPPLIER hereby appoints DISTRIBUTOR
        ---------------------------------
and DISTRIBUTOR accepts the appointment as the exclusive distributor of the Products in the Territory (as defined below) during the term and pursuant to the provisions of this Agreement. The rights granted herein shall not be construed to confer any license rights upon DISTRIBUTOR, by implication, estoppel or otherwise, to use or practice any of SUPPLIER's patents or other intellectual property. If and to the extent that DISTRIBUTOR performs its rights and obligations under this Agreement through an affiliate, DISTRIBUTOR shall cause such affiliate to be bound by all the terms and conditions of this Agreement.

    2.2 SUPPLIER's Distribution Rights: SUPPLIER reserves the right to sell the
        ------------------------------
Products in the Territory, and may sell components of the Products in different formats to other parties within the Territory.

    2.3 Territory: The territory in which the DISTRIBUTOR has the exclusive
        ---------
right to sell and distribute the Products shall be all hospitals and commercial laboratories in the United States. DISTRIBUTOR shall not sell or otherwise distribute any Products to any person or entity in the Territory if DISTRIBUTOR has reason to believe that such person or entity intends to resell or redistribute the Products outside of the Territory.

    2.4 Competitive Product: Except as otherwise set forth in this Section 2.4,
        -------------------
DISTRIBUTOR shall not market, advertise, distribute or sell any products in the Territory that are directly competitive with the Products. Notwithstanding the foregoing, DISTRIBUTOR shall have the right to distribute and sell any products of a third party competitive with the Products listed on Exhibit A in the event SUPPLIER is more than sixty (60) days delinquent in its shipping obligation for the Products. Nothing contained herein shall in any way restrict DISTRIBUTOR's activities outside the Territory. Additionally, the sale of a product licensed by SUPPLIER to a supplier of DISTRIBUTOR in a different format shall not constitute a breach of this Agreement by SUPPLIER.

    2.5 Best Efforts: DISTRIBUTOR shall use reasonable efforts to sell and
        ------------
promote the sale of Products within the Territory during the term of this Agreement.

3.  ORDERS; VOLUME

    3.1  Orders:  DISTRIBUTOR shall make purchases by submitting firm purchase
         ------
orders to SUPPLIER. The minimum Product order by DISTRIBUTOR is [CONFIDENTIAL TREATMENT REQUESTED*] kits. Concurrent with the execution of this Agreement by both parties, DISTRIBUTOR agrees to place an initial order for [CONFIDENTIAL TREATMENT REQUESTED*] kits of the Product.

    3.2  Minimum Annual Purchase Targets: DISTRIBUTOR's estimated minimum annual
         -------------------------------
purchase targets are set forth on Exhibit B. SUPPLIER acknowledges that this is a non-binding estimate only, and not a commitment to purchase.

4.  SHIPPING AND DELIVERY

    4.1 Shipping: SUPPLIER shall ship all Products F.O.B. Shipping Point to
        --------
the location designated by DISTRIBUTOR, freight prepaid and absorbed by SUPPLIER. SUPPLIER shall ship Products to DISTRIBUTOR, via a carrier selected by SUPPLIER.

    4.2 Purchase Forecast: On or before the first day of each calendar quarter,
        -----------------
DISTRIBUTOR is obligated to provide SUPPLIER with a twelve (12) month rolling unit purchase forecast covering the following twelve (12) months. Such forecast is not a purchase order and is nonbinding.

    4.3  Obsolete Inventory:  Any Products owned by DISTRIBUTOR and rendered
         ------------------
unsalable, in DISTRIBUTOR's reasonable opinion, due to: (i) a material change in any Product specification, (ii) discontinuation or elimination by SUPPLIER of any Product from its product offering, or (iii) release by SUPPLIER of any improved or updated version of any Product without providing DISTRIBUTOR at least ninety (90) days written notice prior to release of the improved or updated version of the Product shall be repurchased from DISTRIBUTOR by SUPPLIER within thirty (30) days following DISTRIBUTOR's request in writing therefor at the price paid for such Product(s) by DISTRIBUTOR. SUPPLIER shall additionally pay for return freight and related transportation and insurance charges for all such Products.

    4.4 Shelf Life: SUPPLIER shall ship Products so that [CONFIDENTIAL TREATMENT
        -----------
REQUESTED*] of the shelf life described in Exhibit A will be remaining at the time of shipping to DISTRIBUTOR's warehouse but in no event less than [CONFIDENTIAL TREATMENT REQUESTED*] of shelf life must be remaining. SUPPLIER agrees to take back for full invoice credit plus shipping charges any dated Products shipped contrary to this provision.

    4.5 Delivery:  Provided SUPPLIER's firm purchase order agrees within twenty-
        --------
five percent (25%) with the preceding quarters rolling unit forecast, then SUPPLIER shall ship all Products for which it has received a firm purchase order within [CONFIDENTIAL TREATMENT REQUESTED*] of order receipt. SUPPLIER agrees that time is of the essence regarding its delivery of Products.

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL WHICH HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.  SALES AND MARKETING SUPPORT

    5.1 Training: SUPPLIER shall provide to DISTRIBUTOR's sales personnel, at
        --------
a location as the parties may agree, such training in the demonstration and use of the Products as may be reasonably requested by DISTRIBUTOR, and for such training purposes shall make available, at SUPPLIER's expense, the necessary instructors, training material and Products for demonstration. DISTRIBUTOR shall provide transportation and lodging expenses for DISTRIBUTOR personnel for the training of DISTRIBUTOR representatives by SUPPLIER.

    5.2  Technical Support:  SUPPLIER shall provide technical support to
         -----------------
DISTRIBUTOR's sales personnel and customers, and promptly provide to DISTRIBUTOR such additional technical information developed or acquired by SUPPLIER from time to time as may reasonably be expected to be of assistance to DISTRIBUTOR in fulfilling its obligations hereunder. SUPPLIER shall provide at its own expense a toll free long distance telephone service for sales and customer support.

    5.3 Literature: SUPPLIER shall provide, at its expense, reasonable
        -----------
quantities of such instruction manuals and point of sale literature as may, from time to time, be requested by DISTRIBUTOR for use in connection with the marketing, sale and distribution of the Products. Subject to DISTRIBUTOR's prior written approval, DISTRIBUTOR's name may be incorporated in SUPPLIER's advertising literature intended for distribution by DISTRIBUTOR's sales representatives. If requested to do so by DISTRIBUTOR, SUPPLIER shall furnish DISTRIBUTOR with suitable copy and photographs for use by DISTRIBUTOR in cataloging the Products.

    5.4 Sales Reports: At SUPPLIER's request, DISTRIBUTOR shall submit to
        -------------
SUPPLIER such reports as are customarily provided to suppliers similarly situated with SUPPLIER including, but not limited to, [CONFIDENTIAL TREATMENT REQUESTED*].

6.  PRICE AND PAYMENT TERMS

    6.1 Price: SUPPLIER shall supply and ship Product at the prices or at the
        -----
discount(s) shown in Exhibit A through [CONFIDENTIAL TREATMENT REQUESTED*] ("Firm Price Period").

    6.2 Price Increases: After the expiration of the Firm Price Period, prices
        ---------------
may be increased [CONFIDENTIAL TREATMENT REQUESTED*] to be effective January 1 of the next following calendar year. SUPPLIER shall give at least ninety (90) days prior written notice to the DISTRIBUTOR of any price increase. Such price increases shall be [CONFIDENTIAL TREATMENT REQUESTED*]. Shipments shall be billed at the price in effect at time of order placement.


*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL WHICH HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     Notice of price changes shall be sent to,

               PRICING DEPARTMENT
               Fisher Scientific Company L.L.C.
               2000 Park Lane
               Pittsburgh, PA 15275

     With a copy to:

               CENTRAL PURCHASING
               Fisher Scientific Company L.L.C.
               2000 Park Lane
               Pittsburgh, PA 15275


    6.3 Payment Terms: Payment terms shall be [CONFIDENTIAL TREATMENT REQUESTED*] from the date of receipt of an accurate invoice. DISTRIBUTOR shall not be in breach of this Agreement unless payment from the DISTRIBUTOR is more than [CONFIDENTIAL TREATMENT REQUESTED*] overdue. All undisputed invoice amounts shall be paid within [CONFIDENTIAL TREATMENT REQUESTED*].

    6.4 Resale: DISTRIBUTOR shall be entitled to resell Products on such terms
        -------
as it may, in its sole discretion, determine, including without limitation, price, returns, credit and discounts.

    6.5 Special Pricing: SUPPLIER and DISTRIBUTOR agree that the pricing
        ----------------
contained in Exhibit A, Section B is [CONFIDENTIAL TREATMENT REQUESTED*].

    6.6 Performance Incentives: Commencing with the effective date of this
        ----------------------
Agreement, all Product(s) kits purchased by DISTRIBUTOR in a given year which are in excess of the Minimum Annual Purchase Targets set forth in Exhibit B shall result in a [CONFIDENTIAL TREATMENT REQUESTED*] rebate per kit payable by SUPPLIER to DISTRIBUTOR. Any such rebate due DISTRIBUTOR shall be paid by SUPPLIER within thirty (30) days after the end of the applicable year.

7.  PACKAGING

    7.1  Packaging:  SUPPLIER shall supply Products in sizes and packaging
         ---------
configurations corresponding to those set forth in Exhibit A, as it may be amended from time to time. SUPPLIER may, at its sole option, prepare and mark all outer packaging purchased by DISTRIBUTOR with DISTRIBUTOR's catalog numbers.

    7.2  Lot Numbers and Expiration Date:  SUPPLIER shall print lot numbers and
         -------------------------------
expiration date, if any, conspicuously on both outer shipping cartons and on inner shelf packs.


*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL WHICH HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.  TERM AND TERMINATION

    8.1 Term: The initial term of this Agreement shall be from the effective
        ----
date first set forth above through [CONFIDENTIAL TREATMENT REQUESTED*]. After the expiration of the initial term, the Agreement shall renew for additional terms of one (1) year with annual mutual written agreement.

    8.2  Termination:  Notwithstanding the foregoing, this Agreement may be
         -----------
terminated for cause at any time as follows:

         (i) In the event of default or material breach of the terms of this Agreement by either party (except the confidentiality provisions), written notice thereof may be given to the defaulting party. Thereafter, the defaulting party shall have thirty (30) days to cure said breach. In the event that said breach has not been cured within said thirty (30) day period, the non-defaulting party may terminate this Agreement on or within a reasonable period after the expiration of the cure period.

         (ii) Either party may terminate this Agreement immediately upon notice to the other party in the event of a breach of the confidentiality provisions or in the event of nationalization, expropriation, liquidation or bankruptcy of, or an assignment for the benefit of creditors or insolvency of either party,

         (iii) SUPPLIER may terminate this Agreement on [CONFIDENTIAL TREATMENT REQUESTED*] and each subsequent annual anniversary date in the event DISTRIBUTOR fails to achieve Minimum Annual Purchase Targets set forth in Exhibit B, but must provide at least thirty (30) days prior written notice of such termination.

9.  PROCEDURES ON TERMINATION

    9.1  Procedures:  On the termination of this Agreement, except for cause
         ----------
pursuant to Section 8.2 (ii), SUPPLIER shall continue to honor DISTRIBUTOR's orders for Products up to the effective date of termination and for a period of sixty (60) days thereafter, provided such orders are not greater than ten percent (10%) above the quantities established during the sixty (60) days prior to the date of the notice of termination, and DISTRIBUTOR shall pay for all such Products in advance of shipping.

    9.2 Survival: The rights and duties of each party under this Agreement and
        --------
the Exhibits hereto in respect of performance prior to termination shall survive and be enforceable in accordance with the terms of this Agreement.

    9.3  Existing Inventory:  In the event this Agreement is terminated by
         ------------------
DISTRIBUTOR due to a breach by SUPPLIER, SUPPLIER shall repurchase from DISTRIBUTOR, at DISTRIBUTOR's request and at DISTRIBUTOR's current cost therefor, such Products as are then owned by DISTRIBUTOR. Delivery of Products repurchased from DISTRIBUTOR hereunder shall be F.O.B. origin, freight collect.


*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL WHICH HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.  WARRANTIES, INDEMNITY, RECALL AND INSURANCE

     10.1 Warranties: In addition to the warranties of SUPPLIER set forth in
          ----------
this Agreement in the Continuing Guaranty which is attached hereto as Exhibit C, SUPPLIER warrants that the Products will conform to the specifications set forth in SUPPLIER's product literature and Exhibit A; and that they will comply and be manufactured, packaged, sterilized (if applicable), labeled and shipped by SUPPLIER in compliance with all applicable federal, state and local laws, orders, regulations and standards.

     10.2  Remedy:  Should any Product fail to conform to the express limited
           ------
warranties set forth in Section 10.1, SUPPLIER shall replace such product at no additional charge. Such warranties shall not apply to Products that have been damaged due to accident or disaster or have been modified without the written consent of SUPPLIER.

    THE WARRANTIES STATED HEREIN ARE EXPRESSLY IN LIEU OF ALL OTHER
WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NOTWITHSTANDING ANY OTHER PROVISION HEREOF, SUPPLIER SHALL NOT BE LIABLE FOR ANY LOST PROFITS, LOSS OF GOODWILL OR OTHER ECONOMIC LOSS, OR FOR ANY COLLATERAL, INCIDENTAL, CONSEQUENTIAL, SPECIAL, MULTIPLE OR PUNITIVE DAMAGES (WHETHER IN TORT, CONTRACT OR OTHERWISE) OF ANY KIND WITH RESPECT TO SUPPLIER'S SALE OF THE PRODUCTS DELIVERED TO DISTRIBUTOR BY SUPPLIER PURSUANT TO THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF THE SAME, OR WHICH MAY ARISE FROM THE SALE OR USE OF THE PRODUCTS. UNLESS THE PRODUCTS ARE USED IN ACCORDANCE WITH THE DIRECTIONS PROVIDED, ANY WARRANTIES MADE HEREIN ARE VOID AND OF NO EFFECT. THE FOREGOING LIMITATION SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT.

    10.3 Continuing Guaranty: SUPPLIER shall execute and abide by the terms of
         -------------------
DISTRIBUTOR's Continuing Guaranty, a copy of which is attached hereto as Exhibit C and incorporated herein by reference. The terms and provisions of the Continuing Guaranty shall survive the termination of this Agreement. With respect to SUPPLIER's indemnification set forth in clause (i) of paragraph E of the Continuing Guaranty, SUPPLIER shall have the sole and exclusive right to evaluate any suit, claim or proceeding brought against DISTRIBUTOR alleging that a Product purchased by DISTRIBUTOR from SUPPLIER and sold pursuant to this Agreement infringes any intellectual property rights of others and to take any and all legal action SUPPLIER shall deem appropriate with respect thereto. DISTRIBUTOR shall have the right to participate and be represented in any such suit by its own counsel at its own expense, but DISTRIBUTOR shall not agree to, and SUPPLIER shall have no liability for, any settlement, compromise or dismissal of such suit, or the costs incurred in connection therewith, without SUPPLIER's consent. Should the use of any Product by DISTRIBUTOR or its customers be enjoined, or if SUPPLIER believes that the use or sale of the Products may infringe the intellectual property rights of others, SUPPLIER may, at its option, require the DISTRIBUTOR to discontinue sales of the allegedly infringing Product and shall either (i) substitute an equivalent non-infringing

Product, (ii) modify the Product so that it no longer infringes but remains equivalent or (iii) obtain for DISTRIBUTOR, at SUPPLIER's own expense, the right to continue use of such item. The foregoing states the entire liability of SUPPLIER for such actual or claimed infringements of third-party intellectual property rights. SUPPLIER shall have no liability for any suit, claim or proceeding brought against DISTRIBUTOR or SUPPLIER in which and to the extent the alleged infringement arises from the combination of SUPPLIER's Products purchased pursuant to this Agreement with products supplied by the DISTRIBUTOR or others.

    10.4  Insurance: On or prior to execution of this Agreement, SUPPLIER shall
          ---------
provide DISTRIBUTOR with a Certificate of Insurance which meets the requirements of paragraph D of the Continuing Guaranty. SUPPLIER shall provide DISTRIBUTOR with renewal insurance certificates during the term of this Agreement, without demand therefor by DISTRIBUTOR. Further, SUPPLIER agrees to maintain such insurance coverage for two (2) years beyond the termination or expiration of this Agreement, howsoever occurring. This obligation shall survive the termination or expiration of this Agreement.

    10.5  DISTRIBUTOR Responsibilities for Record Keeping, Regulatory Actions
          -------------------------------------------------------------------
          and Complaint Handling
          ----------------------

      (i) The DISTRIBUTOR shall maintain records of all Product shipments, including the name and address of the party to whom the device was shipped, the number of units shipped to each recipient, and the lot number(s) included in each shipment. Records must be retained for a period of two (2) years from the date of shipment.

      (ii) In the event of any regulatory action requested by SUPPLIER or required by the FDA, the SUPPLIER shall be responsible for providing notice to all recipients of the Product which may be required by applicable law, rule, statute, regulation, guideline or otherwise. The DISTRIBUTOR agrees to cooperate with SUPPLIER in order that SUPPLIER can comply with any notice obligations. In addition,


           (a) Upon notification of the regulatory action and if requested by SUPPLIER or required by the FDA, the DISTRIBUTOR must quarantine the Product until the SUPPLIER authorizes the DISTRIBUTOR to resume release and shipment.

           (b) In the event of a regulatory action and upon request by SUPPLIER or the FDA, the DISTRIBUTOR must provide complete records of shipment, including the name and address of each recipient the number of units shipped, and the lot number(s).

           (c) If the DISTRIBUTOR is visited by FDA in connection with a regulatory action related to the Product, notice of the FDA contact must be provided and any FDA form 483 reports and/or Establishment Inspection Reports
(EIRs) must be forwarded to the SUPPLIER within twenty-four (24) hours.

      (iii) The DISTRIBUTOR must promptly (but in any event within any time period required by applicable law, rule or regulation) notify SUPPLIER of any complaints received related to the Product and provide the name, address and telephone number of the party submitting the complaint. All complaints should be referred to the SUPPLIER's technical service representative.

11.  TRADEMARKS

     11.1 Trademarks and Trade Names: SUPPLIER recognizes that DISTRIBUTOR is
          --------------------------
the owner of the trademarks and trade names connoting DISTRIBUTOR or DISTRIBUTOR products which it may elect to use in distribution and sale of the Products, and that SUPPLIER has no right or interest in such trademarks and trade names.

     11.2 Trademark License: SUPPLIER hereby grants to DISTRIBUTOR the royalty-
          -----------------
free right to use SUPPLIER's trademarks on SUPPLIER's Products during the term of this Agreement, it being expressly understood that if DISTRIBUTOR elects to use SUPPLIER's trademarks during the term of the Agreement, DISTRIBUTOR shall properly do so and shall discontinue the use of such trademarks in any new published material following the termination hereof. Following the termination of this Agreement, SUPPLIER grants DISTRIBUTOR the right to continue to use its trademarks in connection with sale or service of Products purchased by DISTRIBUTOR during the term of this Agreement. DISTRIBUTOR disclaims any rights to SUPPLIER's trademarks other than the said license.

12.  CONFIDENTIALITY

     The parties expressly agree to hold as confidential ("Confidential Information") the existence and terms of this Agreement as well as any information which is designated in writing by the disclosing party as confidential, provided such information is clearly marked as confidential, and the disclosing party obtains a signed receipt or agreement from the receiving party acknowledging that such information is confidential. In the event Confidential Information is exchanged according to these guidelines, such information will be retained by the other party in confidence for a period of two (2) years following the termination of this Agreement. The transmittal of such information is and shall be upon the express condition that the information is to be used solely to effectuate this Agreement; and the receiving party shall not use, publish, or disclose said information, in whole or in part, for any purpose other than that stated herein. SUPPLIER expressly acknowledges and agrees that DISTRIBUTOR's customer names, address and key contacts are and shall be the Confidential Information of DISTRIBUTOR. Notwithstanding the foregoing, the above restrictions on disclosure and use shall not apply to any information which the party can show by written evidence, was known to it at the time of receipt, or which may be obtained from third parties who are not bound by a confidentiality agreement, or which is in the public domain.

13.  MISCELLANEOUS

     13.1  Force Majeure: The obligations of either party to perform under this
           -------------
Agreement shall be excused during each period of delay if such delay arises from any cause or causes which are reasonable beyond the control of the party obligated to perform, including, but not limited to, the following: acts of God, acts or omissions of any government, or any rules, regulations or orders of any governmental authority or any officer, department, agency or instrumentality thereof;

fire, storm, flood, earthquake, insurrection, riot, invasion or strikes. The affected party shall use its best efforts to remedy the effects of such force majeure. Any force majeure shall not excuse performance by the party, but shall postpone performance, unless such force majeure continues for a period in excess of ninety (90) days. In such event, the party seeking performance may cancel its obligations hereunder.

     13.2 Assignment: Neither this Agreement nor any right or obligation
          ----------
hereunder is assignable or transferable by either party, in whole or in part, without the prior written consent of the other party except to a third party who or which acquires all or substantially all of the business of the assigning party by merger, sale of assets or otherwise.

     13.3 Notices: Any notice required by this Agreement shall be in writing and
          -------
shall be deemed sufficient if given personally or by registered or certified mail, postage prepaid, or by any nationally recognized overnight delivery service, addressed to the party to be notified at the address set forth in the initial paragraph of this Agreement. Either party may, by notice to the other, change its address for receiving such notices.

     13.4 Entire Agreement: This Agreement, including exhibits, constitutes the
          ----------------
entire agreement between the parties relating to the subject matter hereof and cancels and supersedes all prior agreements and understandings, whether written or oral, between the parties with respect to such subject matter.

     13.5 Existing Obligations: SUPPLIER warrants that the terms of this
          --------------------
agreement do not violate any existing obligations or contracts of SUPPLIER. SUPPLIER shall protect, defend, indemnify, and hold harmless DISTRIBUTOR from and against any claims, demands, liabilities or actions which are hereafter made or brought against DISTRIBUTOR and which allege any such violation.

     13.6 Modifications, Waiver: No amendment, modification or claimed waiver of
          ---------------------
the terms of this Agreement shall be binding on either party unless reduced to writing and signed by an authorized officer of the party to be bound. In ordering and delivery of the Products, the parties may employ their standard forms, but nothing in those forms shall be construed to modify or amend the term of this Agreement.

     13.7 Relationship of the Parties: This Agreement does not constitute either
          ---------------------------
party as the agent or legal representative of the other for any purpose whatsoever. DISTRIBUTOR covenants and warrants that it will not act or represent itself directly or by implication as agent for SUPPLIER and will not attempt to create any obligation, or make any unauthorized representation, on behalf of or in the name of SUPPLIER.

     13.8 Public Announcements: Except as may be required by law, SUPPLIER shall
          --------------------
not issue or cause to be issued any press release or public announcement or otherwise disclose the existence of this Agreement or the transactions contemplated hereby except as and to the extent that DISTRIBUTOR and its parent jointly agree, in writing.

     13.9  Governing Laws:  This Agreement shall be governed by and construed in
           --------------
accordance with the laws of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives.


                                    MATRITECH, INC.

                                    By:   /s/  David Corbet
                                          --------------------
                                    Title:  President & COO
                                          ---------------------
                                    Date:
                                          ---------------------


                                    CURTIS MATHESON SCIENTIFIC, A DIVISION OF
                                    FISHER SCIENTIFIC COMPANY, L.L.C.

                                    By:   /s/ J.M. Daniels
                                       -----------------------
                                    Title:  V.P. Marketing
                                          --------------------
                                    Date:
                                          --------------------

                                   EXHIBIT A

A.  DEFINITIONS

    1. Existing Accounts means those accounts which have purchased or are purchasing Product(s) from SUPPLIER as of the date of this Agreement. The following customers shall be deemed to be Existing Accounts:

    2. Imminent Accounts means accounts which have been contacted by SUPPLIER and have not ordered Products from SUPPLIER as of the effective date of this Agreement but which do, in fact, order Products from DISTRIBUTOR or SUPPLIER within ninety (90) days with from the effective date of this Agreement. SUPPLIER agrees to provide DISTRIBUTOR a list of all such accounts within ten (10) days from the date of this Agreement. Additionally, on or before the 100th day after the effective date of this Agreement, SUPPLIER agrees to provide DISTRIBUTOR a revised list indicating which of the potential customers actually ordered Products from SUPPLIER or DISTRIBUTOR within the ninety (90) day period from the effective date of this Agreement.

    3. Product(s) means the Matritech NMP22 Test Kit, a 96 Well Microplate Elisa test kit for the quantitative determination of NMP22 in urine.

B.  PRICING

    Customers                             Price to DISTRIBUTOR
    ---------                             ---------------------

    Existing and Imminent Accounts        The price charged or quoted the
                                          account less [CONFIDENTIAL TREATMENT
                                          REQUESTED*] for the term of this
                                          Agreement. Revenues derived from price
                                          increases from such customers after
                                          expiration of the customer committed
                                          period in force on the effective date
                                          of this Agreement shall remain with
                                          DISTRIBUTOR.

    All other accounts (except           [CONFIDENTIAL TREATMENT
    Existing or Imminent Accounts)       REQUESTED*] per kit


C.  SHELF LIFE

    The Product has a shelf life of [CONFIDENTIAL TREATMENT REQUESTED*].

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL WHICH HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT B

                        MINIMUM ANNUAL PURCHASE TARGETS


                  YEAR                             AMOUNT
                  ----                             ------

   [CONFIDENTIAL TREATMENT REQUESTED*] [CONFIDENTIAL TREATMENT REQUESTED*] [CONFIDENTIAL TREATMENT REQUESTED*] [CONFIDENTIAL TREATMENT REQUESTED*] [CONFIDENTIAL TREATMENT REQUESTED*] [CONFIDENTIAL TREATMENT REQUESTED*]


*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL WHICH HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT C

                              CONTINUING GUARANTY


A. Matritech, Inc. (hereinafter referred to as "Seller"), having its principal office and place of business at 330 Nevada St., Newton, MA 02160, hereby guarantees that all Products (including their packaging, labeling and shipping) comprising each shipment or other delivery hereinafter made by Seller (hereinafter referred to as "Products") to or on the order of Fisher Scientific Company L.L.C., a Delaware limited liability company, having its principal place of business at 2000 Park Lane, Pittsburgh, Pennsylvania 15275, or to any of its branches, divisions, subsidiaries, affiliates, or any of their customers (hereinafter collectively referred to as "Fisher"), are, as of the date of such shipment or delivery, in compliance with applicable federal, state and local laws, and any regulations, rules, declarations, interpretations and orders issued thereunder, including, without limitation, the Federal Food, Drug and Cosmetic Act, as amended, and conform to representations and warranties made by Seller in its advertising, product labeling and literature.

B. Further, with respect to any Product that is privately labeled for Fisher, Seller agrees to make no change in such Products or the Fisher artwork on the labeling or packaging relating thereto without first obtaining the written consent of Fisher. Seller recognizes that Fisher is the owner of the trademarks and trade names connoting Fisher which it may elect to use in the promotion and sale of such private label Products and that Seller has no right or interest in such trademarks or trade names. Seller shall periodically analyze and review packaging and labeling for any Products which are private labeled for Fisher to ensure conformity with the provisions of paragraph A hereof and the adequacy of Product warnings and Instructions.

C. Seller hereby agrees that it will reimburse Fisher for all reasonable out-of-pocket costs and expenses incurred in connection with any product corrective action or recall relating to the Products which is requested by Seller or required by any governmental entity.

D. Seller agrees to procure and maintain product liability insurance with respect to the Products and contractual liability coverage relating to this Guaranty, with insurer(s) having Best's rating(s) of A- or better, naming Fisher as an additional insured (Broad Form Vendors Endorsement), with minimum limits in each case of [CONFIDENTIAL TREATMENT REQUESTED*]. Seller shall promptly furnish to Fisher a certificate of insurance and renewal certificates of insurance evidencing the foregoing coverages and limits. The insurance shall not be canceled, reduced or otherwise changed without providing Fisher with at least ten (10) days prior written notice.

E. Seller agrees to and shall protect, defend, indemnify and hold harmless Fisher (and with respect to Subparagraph E. (i) below, Fisher's customers) from any and all claims, actions, costs, expenses and damages, including attorney's fees and expenses arising out of: (i) any actual or alleged patent, trademark or copyright infringement in the design, composition, use, sale, advertising or packaging of the Products;



*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL WHICH HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

   (ii) any breach of the representations or warranties set forth in this Guaranty; (iii) the sale or use of the Products where such liability results from the act or omission of Seller (whether for breach of warranty, strict liability in tort, negligence or otherwise). Likewise, Fisher shall indemnify and hold harmless Seller from any and all claims, actions, costs, expenses and damages, including attorney's fees and expenses in connection with the promotion and sale of the Products by Fisher arising out of the negligence or other wrongful acts or omissions of Fisher.

F. Seller agrees to and shall provide to Fisher Material Safety Data Sheets and other Information concerning any Product as required by then applicable federal, state or local law.

G. Seller agrees to and shall accept, at its facility, all of Fisher's unsold or expired Products containing hazardous chemicals, materials or substances for disposal, recycling or use. Fisher shall be responsible for packing and transportation costs to Seller. Seller shall be responsible for all other costs, including, without limitation, any costs associated with Seller's disposal, recycling or use.

H. If the Products to be furnished by Seller are to be used in the performance of a U.S. government contract or subcontract, those clauses of the applicable U.S. Government procurement regulation which are mandatorily required by Federal Statute to be included in U.S. Government subcontracts shall be Incorporated herein by reference including, without limitation, the Fair Labor Standards Act of 1938, as amended.

I. The representations and obligations set forth herein shall be continuing and shall be binding upon the Seller and his or its heirs, executors, administrators, successors and/or assigns, whichever the case may be, and shall inure to the benefit of Fisher, its successors and assigns and to the benefit of its officers, directors, agents and employees and their heirs, executors, administrators, and assigns.

J. The agreements and obligations of Seller set forth in this Guaranty are in consideration of purchases made by Fisher from Seller and said obligations are in addition to (and supersede to the extent of any conflict) any obligations of Seller to Fisher or Fisher to Seller. This Guaranty shall be effective upon the first sale to Fisher of any Product by Seller, and the obligations of Seller under this Guaranty shall survive and be enforceable in accordance with its terms.


SELLER

MATRITECH, INC.
--------------------------------------------------------------------------------
Name Under Which Seller's Business Is Conducted

/s/ David Corbet
--------------------------------------------------------------------------------
Signature of Authorized Representative

President & COO
--------------------------------------------------------------------------------
Title                                                           Date


DISTRIBUTOR


/s/ J.M. Daniels
--------------------------------------------------------------------------------
Signature of Authorized Representative

V.P. Marketing
--------------------------------------------------------------------------------
Title                                                           Date

                             ADDENDUM TO EXHIBIT A


EXISTING ACCOUNTS            STATE         IMMINENT ACCOUNTS          STATE
-----------------            -----         -----------------          -----

[CONFIDENTIAL            [CONFIDENTIAL        [CONFIDENTIAL       [CONFIDENTIAL
TREATMENT                TREATMENT            TREATMENT           TREATMENT
REQUESTED*]              REQUESTED*]          REQUESTED*]         REQUESTED*]



*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL WHICH HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.